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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Titan Motorcycle Co. of America of our report dated April 14, 2000 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP
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Phoenix, Arizona
April 14, 2000


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